Exhibit 10.7
GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE _____ SUPPLEMENTAL AGREEMENT _____ DATE SUPPLEMENTAL LEASE AGREEMENT _____ NO. 2 JUl 1 0 2006 —— -— — — TO LEASE NO. GS- 06P-00030 —
ADDRESS OF PREMISES
1303 SW First American Plaza, Topeka, Kansas 66604
THIS AGREEMENT, made and entered into this date by and between
First Life America Corporation whose address is 1303 SW First American Plaza Topeka, KS 66606 hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government WHEREAS, the parties hereto desire to amend the above Lease.
NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective as follows:
The word “effective” immediately above was deleted prior to signature by either party.
This supplemental lease agreement (SLA) establishes a change in ownership of the property and an assumption of the Government Lease.
1. The preamble of the Lease is hereby amended to state that the Lessor is:
First Life America Corporation 1303 SW First American Place Topeka, KS 66604
By virtue of a Special Warranty Deed executed by the parties of interest and recorded on May 1. 2006, in Book 4351, Page 48 Number 20060010162 in the office of the Recorder of Deeds, in the County of Shawnee, Kansas.
2. Paragraph 3 of the Lease is hereby amended in part to state that rental payments shall be payable to:
First Life America Corporation 1303 SW First American Place Topeka, KS 66604
(See attached Sheet 2A)
All other terms and conditions of the lease shall remain in force and effect. IN WITNESS WHEREOF, the parties subscribed their names as of the above date. lessor First Life America Corporation

3. First Life America Corporation hereby releases the Lessee (General Services Administration) from any and all liability for rental payments, lump sum items and reconciliation amounts which have been paid to First American Capital Corporation, a Kansas Corporation, former Lessor, prior to execution of this SLA.
4. First Life America Corporation . as Successor-Lessor, hereby assumes, approves and adopts Lease Number GS-06P-00030, effective April 27, 2006. and agrees to be bound by, and undertakes to perform each and every term, covenant and condition contained in the Lease. The Successor-Lessor further assumes all obligations and liabilities of all claims and demands against the prior Lessor under the Lease in all respects as if the Successor-Lessor were the original party to the Lease.
5. The Lessor’s Taxpayer Identification Number is:
74-2843158
6. The day-to-day management of the Lease has been designated as:
John Van Engelen
1303 SW First American Place
Topeka, KS 66604
(785) 267-7077
INITIALS: GS-O6P-00030 Lessor _____ Government _____ SLA #2

U.S. GOVERNMENT LEASE FOR REAL PROPERTY *(Short Form)*	1. LEASE NUMBER GS-06P-00030

PART I - SOLICITATION/DESCRIPTION OF REQUIREMENTS (To be completed by Government)

A. REQUIREMENTS

The Government of the United States of America is seeking to lease approximately 8,080 BOMA useable square feet (9,169 rentable square feet) of office and related space, fully serviced, along with thirty-five (35) parking spaces, of which three (3) spaces must be marked reserved, located in Topeka, Kansas , for occupancy not later than March 14, 2001, for a term of ten (10) years; with five (5) years firm. Rentable space must yield approximately 9,169 (8,080 BUSF) for use by Tenant for personnel, furnishing, and equipment.
OFFERS ARE DUE ON OR BEFORE CLOSE OF BUSINESS December 27, 2000 at 1:30 PM.

B. STANDARD CONDITIONS AND REQUIREMENTS

The following standard conditions and requirements shall apply to any premises offered for lease to the UNITED STATES OF AMERICA (hereinafter called the GOVERNMENT):

Space offered must be in a quality building of sound and substantial construction, either a new, modern building or one that has undergone restoration or rehabilitation for the intended use.

The Lessor shall provide a valid Occupancy Permit for the intended use of the Government and shall maintain and operate the building in conformance with all applicable current (as of the date of this solicitation) codes and ordinances. Below-grade space to be occupied by the Government and all areas in a building referred to as "hazardous areas" in National Fire Protection Association Standard 101, or any successor standard thereto, must be protected by an automatic sprinkler system or an equivalent level of safety. A minimum of two separate stairways shall be provided for each floor of Government occupancy. Scissor stairs will be counted as one stairway. If offered space is 3 or more stories above grade, additional egress and fire alarm requirements may apply.

The Building and the leased space shall be accessible to the handicapped in accordance with the Americans With Disabilities Act Accessibility Guidelines (36 CFR Part 36, App. A) and the Uniform Federal Accessibility Standards (41 CFR 101-19.6, App. A). Where standards conflict, the more stringent shall apply.

The leased space shall be free of all asbestos containing materials, except undamaged asbestos flooring in the space or undamaged boiler or pipe insulation outside the space, in which case an asbestos management program conforming to Environmental Protection Agency guidance shall be implemented. The space shall be free of other hazardous materials according to applicable Federal, State, and local environmental regulations.

Services, utilities, and maintenance will be provided daily, extending from 7:00 a.m. to 6:00 p.m. except Saturday, Sunday, and Federal holidays. The Government shall have access to the leased space at all times, including the use of electrical services, toilets, lights, elevators, and Government office machines without additional payment.

The Lessor shall complete any necessary alterations within 30 days after agency approval. (see special requirements for details)

2. SERVICES AND UTILITIES (To be provided by Lessor as part of rent)

X HEAT	X TRASH REMOVAL	X ELEVATOR SERVICE	X INITIAL & REPLACEMENT LAMPS, TUBES & BALLASTS	X OTHER (Specify below)
X ELECTRICITY	X CHILLED DRINKING WATER	X WINDOW WASHING Frequency 2 x yearly	X PAINTING FREQUENCY Space Every 5 years	35 Parking Space & Keeping pkg lot free Of debris, ice & sno
X POWER (Special Equip.)	X AIR CONDITIONING	X CARPET CLEANING Frequency Annually	Public Areas As needed	
X WATER (Hot & Cold)	X TOILET SUPPLIES			
X SNOW REMOVAL	X JANITORIAL SERV. & SUPP.			

3. OTHER REQUIREMENTS

Offerors should also include the following with their offers:

GSA Form 3626, Lease for Real Property (Short Form); SFO 0KS0041; Supplemental Lease Requirements for Small and temporary Leases; GSA Form 1217, GSA Form 3517A, General Clauses; GSA Form 3518A, Representations and Certifications; GSA Standards of Conduct; an overtime rate for utilities, Operating costs (per sq. ft.) and a common area factor per SFO.

Overtime rate No Cost Operating costs (per sq. ft.)__________ Common area factor__________

NOTE: All offers are subject to the terms and conditions outlined above, and elsewhere in this solicitation, including the Government's General Clauses and Representations and Certifications.

4. BASIS OF AWARD

X THE ACCEPTABLE OFFER WITH THE LOWEST PRICE PER SQUARE FOOT, ACCORDING TO THE ANSI/BOMA Z65.1-1996 DEFINITION FOR BOMA USABLE OFFICE AREA, WHICH MEANS "THE AREA WHERE A TENANT NORMALLY HOUSES PERSONNEL AND/OR FURNITURE, FOR WHICH A MEASUREMENT IS TO BE COMPUTED."

☐ OFFER MOST ADVANTAGEOUS TO THE GOVERNMENT, WITH THE FOLLOWING EVALUATION FACTORS BEING ☐ SIGNIFICANTLY MORE IMPORTANT THAN PRICE ☐ APPROXIMATELY EQUAL TO PRICE ☐ SIGNIFICANTLY LESS IMPORTANT THAN PRICE (Listed in descending order, unless stated otherwise):

GENERAL SERVICES ADMINISTRATION
Page 1

GSA Form 3626 (Rev. 10-96)
Prescribed by APD 2800.12A

| | | { PART II — OFFER (To be completed by Offeror/Owner) } — { A. LOCATION AND DESCRIPTION OF PREMISES OFFERED FOR LEASE BY GOVERNMENT } —
| | | 5. NAME AND ADDRESS OF BUILDING (Indude ZIP Code) First Life America Building 6. LOCATION(S) IN BUILDING 1303 SW First American Place ‘ :’ Topeka, Kansas 66604 — a. Floor 1st _____ b. ROOM NUMBER(S) —— — c. Rentable SF _____ d. TYPE X _____ GENERAL OFFICE _____ X OTHER (Specify) 9,169(8,080 USF) warehouse 3s parking spaces —— — B. TERM —
To have and to hold, for the term commencing on March 14, 2001, and continuing through March 13, 2011, inclusive. The Government may terminate this lease in whole or in part, at any time on or after March 13, 2006, by giving at least 90 days notice in writing to the Lessor. No rental shall accrue after the effective date of termination. Said notice shall be computed commencing with the day after the date of mailing.
, c. RENTAL
Rent shall be payable in arrears and will be due on the first workday of each month. When the date for commencement of the lease fall’s after the 15th day of the month, the initial rental payment shall be due on the first workday of the second month following the commencement date.: Rent for a period of less than a month shall be prorated.
7. AMOUNT OF ANNUAL RENT 9. MAKE CHECKS PAYABLE TO (Name and address) First American Capital Corporation, 3360 SWHarrison Street, Topeka, KS 66611 $165,559.20 — —
8. RATE PER MONTH $13,793.60 — —
10a. NAME AND ADDRESS OF OWNER (Include ZIP code. If requested by the Government and the owner is a partnership or joint venture, list all General Partners, using a separate sheet, if necessary.)
First American Capital Corporation, 3360 SW Harrison Street, Topeka, KS 66811
10b. TELEPHONE NUMBER OF 11. TYPE OF INTEREST IN PROPERTY OF PERSON SIGNING _____ OWNER _____ OTHER (Specify) OWNER 785/267-7077 X _____ AUTHORIZED AGENT X —— —— —— — 12. NAME OF-OWNER OR AUTHORIZED AGENT Rick D. Meyer, President & CEO —— —— — 14. SIGNATURE OF OWNER OR AUTHORIZED AGENT 15. DATE 16. OFFER REMAINS OPEN UNTIL (Date) 12/26/00 1:30 P.M. 12/27/00 —— —— —— —— —
PART III — AWARD (To be completed by Government)
Your offer is hereby accepted. This award consummates the lease which consists of the following documents: (a) this GSA Form 3626, (b) Representations and Certifications, (c) the Government’s General Clauses, and (d) the following changes or additions made or agreed to by you: 8,080 BOMA Useable Square Feet (9,169 RSF) of office and related space, fully serviced, together with thirty-five (35) parking space (3 of which are marked reserved); no overtime costs; operating expenses of $4.20 per USF (w/ annual escalation); and a tax base year of 2001, for a term of ten (10) years, five (5) year firm, with Government having cancellation rights with ninety (90) day written notice to the Lessor after the initial 5 year firm term (March 13,2006).
Your annual rent of $165,559.20 consists of 8,080 BUSF at $20.49 per BUSF. Common Area Factor _____ ..134718. .. Space to be finished out at Lessor expense per Agency layout. No lump-sum payment
- THIS DOCUMENT IS NOT BINDING ON THE GOVERNMENT OF THE UNITED STATES OF AMERICA UNLESS SIGNED BELOW BY
- AUTHORIZED CONTRACTING OFFICER.
| | 17a. NAME OF CONTRACTING OFFICER (Type or Print) Branda Lee Ladags 17c. DATE 12/29/00 Contracting Officer —— —
| | GENERAL SERVICES ADMINISTRATION _____ GSA Form 3626 (Rev. 10-96) Page 2 of 2 Prescribed by APD 2300.12A